AB Concentrated Growth Fund

Portfolio of Investments

March 31, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Information Technology – 24.2%
Electronic Equipment, Instruments & Components – 9.6%
Amphenol Corp. - Class A	483,160	$55,732,506
CDW Corp./DE	224,616	57,452,281

		113,184,787

IT Services – 3.0%
Gartner, Inc.(a)	73,424	34,999,018

Software – 11.6%
Fair Isaac Corp.(a)	18,512	23,132,780
Microsoft Corp.	270,221	113,687,379

		136,820,159

		285,003,964

Consumer Discretionary – 19.5%
Automobile Components – 3.1%
Aptiv PLC(a)	456,966	36,397,342

Broadline Retail – 9.7%
Amazon.com, Inc.(a)	630,376	113,707,223

Specialty Retail – 3.6%
TJX Cos., Inc. (The)	414,075	41,995,486

Textiles, Apparel & Luxury Goods – 3.1%
NIKE, Inc. - Class B	389,901	36,642,896

		228,742,947

Health Care – 15.3%
Health Care Equipment & Supplies – 4.8%
Cooper Cos., Inc. (The)	555,460	56,356,972

Life Sciences Tools & Services – 7.8%
Illumina, Inc.(a)	209,473	28,764,832
IQVIA Holdings, Inc.(a)	249,139	63,004,762

		91,769,594

Pharmaceuticals – 2.7%
Zoetis, Inc.	188,720	31,933,311

		180,059,877

Financials – 14.5%
Capital Markets – 4.9%
Charles Schwab Corp. (The)	797,223	57,671,112

Financial Services – 9.6%
Mastercard, Inc. - Class A	234,698	113,023,516

		170,694,628

Industrials – 14.0%
Commercial Services & Supplies – 3.4%
Stericycle, Inc.(a)	759,894	40,084,409

Electrical Equipment – 5.7%
Eaton Corp. PLC	213,497	66,756,242

Company	Shares	U.S. $ Value

Professional Services – 4.9%
Automatic Data Processing, Inc.	231,334	$57,773,353

		164,614,004

Consumer Staples – 5.4%
Beverages – 5.4%
Constellation Brands, Inc. - Class A	231,955	63,036,091

Real Estate – 4.3%
Specialized REITs – 4.3%
American Tower Corp.	254,716	50,329,334

Total Common Stocks (cost $786,310,834)		1,142,480,845

SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 5.21%(b) (c) (d) (cost $33,349,672)	33,349,672	33,349,672

Total Investments – 100.1% (cost $819,660,506)(e)		1,175,830,517	(f)
Other assets less liabilities – (0.1)%		(589,438)

Net Assets – 100.0%		$1,175,241,079

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)

As of March 31, 2024, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $390,368,735 and gross unrealized depreciation of investments was $(34,198,724), resulting in net unrealized appreciation of $356,170,011.

(f)

On March 29, 2024, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

REIT – Real Estate Investment Trust

AB Concentrated Growth Fund

March 31, 2024 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2024:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$1,142,480,845	$—	$—	$1,142,480,845
Short-Term Investments	33,349,672	—	—	33,349,672

Total Investments in Securities	1,175,830,517	—	—	1,175,830,517
Other Financial Instruments(b)	—	—	—	—

Total	$1,175,830,517	$—	$—	$1,175,830,517

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended March 31, 2024 is as follows:

Fund	Market Value 06/30/2023 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2024 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,008	$178,005	$147,663	$33,350	$386

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